UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2026
Trump Media & Technology Group Corp.
(Exact name of registrant as specified in its charter)

Florida	001-40779	85-4293042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 N. Cattlemen Rd., Ste. 200 Sarasota, Florida	34232
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 735-7346

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of Each
	Trading	Exchange
Title of Each Class	Symbol(s)	on Which Registered
Common stock, par value $0.0001 per share	DJT	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	DJT	New York Stock Exchange Texas
Redeemable Warrants, each whole warrant exercisable for one share common stock at an exercise price of $11.50	DJTWW	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share common stock at an exercise price of $11.50	DJTWW	New York Stock Exchange Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

Termination of Business Combination Agreement

As previously disclosed, on August 25, 2025, Trump Media & Technology Group Corp., a Florida corporation (“TMTG”)  entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among (a) TMTG, (b) Yorkville Acquisition Corp., a Cayman Islands exempted company (“SPAC”), (c) YA S3 Inc., a Florida corporation and an indirect wholly owned subsidiary of the Company (“SPAC Sub”), (d) Foris Holdings KY Limited, a Cayman Islands exempted company (“Crypto.com”), (e) Crypto.com Strategy Holdings, a Cayman Islands exempted company and an indirect wholly owned subsidiary of Crypto.com (“Crypto.com Sub”), and (f) Yorkville Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”), as amended by Amendment No.1 to the Business Combination Agreement on October 31, 2025. TMTG, SPAC, SPAC Sub, Crypto.com, Crypto.com Sub, and Sponsor are referred to herein as the “Parties.”

On August 7, 2026, the Parties entered into a Mutual Termination and Release Agreement (the “Termination Agreement”), pursuant to which the Business Combination Agreement was terminated by the mutual consent of the Parties, effective as of August 7, 2026, due to market conditions.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement which is filed hereto as Exhibit 10.1 and which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit	Description

10.1	Mutual Termination and Release Agreement, dated as of August 7, 2026, by and among TMTG, SPAC, SPAC Sub, Crypto.com, Crypto.com Sub, and the Sponsor.

99.1	Press Release, dated August 7, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trump Media & Technology Group Corp.

Dated: August 7, 2026	By:	/s/ Scott Glabe
	Name:	Scott Glabe
	Title:	General Counsel and Secretary